UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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FIRST SAVINGS FINANCIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 19, 2009

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of First Savings Financial Group, Inc. (the “Company”). The meeting will be held at the Sheraton Riverside Hotel, 700 West Riverside Drive, Jeffersonville, Indiana, on Wednesday, June 24, 2009, at 2:00 p.m., local time. This will be the first annual meeting since the Company completed its initial public offering last October.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as representatives of Monroe Shine & Co., Inc., the Company’s independent registered public accounting firm, will be present to respond to appropriate questions from shareholders.

It is important that your shares are represented at the meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote by promptly completing and mailing the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

Larry W. Myers
President and Chief Executive Officer

501 East Lewis & Clark Parkway

Clarksville, Indiana 47129

(812) 283-0724

NOTICE OF 2009 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	2:00 p.m., local time, on Wednesday, June 24, 2009.

PLACE	Sheraton Riverside Hotel, 700 West Riverside Drive, Jeffersonville, Indiana.

ITEMS OF BUSINESS	(1) To elect three directors to serve for a term of one year, three directors to serve for a term of two years and two directors to serve for a term of three years.

(2) To ratify the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm for the fiscal year ending September 30, 2009.

(3) To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	To vote, you must have been a shareholder at the close of business on April 30, 2009.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction form sent to you. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

By Order of the Board of Directors,

M. Sue Johnson
Corporate Secretary

Clarksville, Indiana

May 19, 2009

FIRST SAVINGS FINANCIAL GROUP, INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of First Savings Financial Group, Inc. for the 2009 annual meeting of shareholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to First Savings Financial Group as the “Company,” “we,” “our” or “us.”

First Savings Financial Group is the holding company for First Savings Bank, F.S.B. In this proxy statement, we may also refer to First Savings Bank as the “Bank.”

We are holding the 2009 annual meeting of shareholders at the Sheraton Riverside Hotel, located at 700 West Riverside Drive, Jeffersonville, Indiana, on Wednesday, June 24, 2009 at 2:00 p.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to shareholders of record beginning on or about May 19, 2009.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDERS’ MEETING TO BE HELD ON JUNE 24, 2009

This Proxy Statement and the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available at http://www.cfpproxy.com/6554.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of First Savings Financial Group common stock that you owned as of April 30, 2009. As of the close of business on April 30, 2009, 2,542,042 shares of First Savings Financial common stock were outstanding. Each share of common stock has one vote.

The Company’s Articles of Incorporation provides that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of First Savings Financial Group in one or more of the following ways:

•	Directly in your name as the shareholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”;

•	Indirectly through the First Savings Bank, F.S.B. Employee Stock Ownership Plan; or

•	Indirectly through the First Savings Bank Profit Sharing/401(k) Plan.

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of First Savings Financial Group common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

If you own shares of Company common stock indirectly through the First Savings Bank, F.S.B. Employee Stock Ownership Plan or the First Savings Bank Profit Sharing/401(k) Plan, see “Participants in the ESOP or the 401(k) Plan” for voting information.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Vote Required for Proposals. At this year’s annual meeting, shareholders will elect three directors to serve for a term of one year, three directors to serve for a term of two years and two directors to serve for a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is eight.

In voting on the ratification of the appointment of Monroe Shine & Co., Inc. as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the appointment of Monroe Shine & Co., Inc. as our independent registered public accounting firm for fiscal 2009, the affirmative vote of a majority of the votes cast at the annual meeting is required.

Routine and Non-Routine Proposals. Applicable rules determine whether proposals presented at shareholder meetings are routine or non-routine. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote for the proposal without receiving voting instructions from the owner. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when a broker or other entity is unable to vote on a particular proposal and the broker or other entity has not received voting instructions from the beneficial owner. The election of directors and the ratification of the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm are considered routine proposals.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to ratify the appointment of the independent registered public accounting firm, abstentions and broker non-votes will have no effect on the outcome of the proposal.

Voting by Proxy

The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote:

•	FOR the election of the nominees for director; and

•	FOR the ratification of the appointment of Monroe Shine & Co., Inc. as the Company’s independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided that the new meeting occurs within 30 days of the annual meeting and you have not revoked your proxy. The Company does not currently know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your shares have been voted at the annual meeting, deliver a later dated and properly executed proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the ESOP or the 401(k) Plan

        If you participate in the First Savings Bank, F.S.B. Employee Stock Ownership Plan (the “ESOP”) or if you invest in Company common stock through the First Savings Financial Group Stock Fund in the First Savings Bank Profit Sharing/401(k) Plan (the

“401(k) Plan”), you will receive a voting instruction form for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plan. Under the terms of the ESOP, all allocated shares of First Savings Financial Group common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants. All unallocated shares of Company common stock held by the ESOP and allocated shares for which no timely voting instructions are received are voted by the ESOP trustee in the same proportion as shares for which the trustee has received timely voting instructions, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plan, a participant may direct the stock fund trustees of the 401(k) Plan how to vote the shares in the First Savings Financial Group stock fund credited to his or her account. The stock fund trustees will vote all shares for which timely voting instructions are not received in the same proportion as shares for which the trustees received voting instructions. The deadline for returning your voting instruction forms is June 17, 2009.

CORPORATE GOVERNANCE

Director Independence

The Company’s Board of Directors currently consists of eight members, all of whom are independent under the listing requirements of the Nasdaq Stock Market, Inc., except for Larry W. Myers and John P. Lawson, Jr., whom we employ as executive officers. In determining the independence of directors, the Board of Directors considered the various deposit, loan and other relationships that each director has with First Savings Bank, including loans and lines of credit outstanding to Charles E. Becht, Jr., Cecile A. Blau, John P. Lawson, Jr. and Robert E. Libs, in addition to the transactions disclosed under “Other Information Relating to Directors and Executive Officers—Transactions with Related Persons”, but determined in each case that these relationships did not interfere with their exercise of independent judgment in carrying out their responsibilities as a director.

Corporate Governance Policy

The Board of Directors has adopted a corporate governance policy to govern certain activities, including: the duties and responsibilities of directors; the composition, responsibilities and operations of the Board of Directors; the establishment and operation of Board committees; succession planning; convening executive sessions of independent directors; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the President and Chief Executive Officer.

Committees of the Board of Directors

The following table identifies our standing committees and their members at April 30, 2009. All members of each committee are independent in accordance with the listing requirements of the Nasdaq Stock Market, Inc. Each committee operates under a written charter that is approved by the Board of Directors and that governs its composition, responsibilities and operation. Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of all three committees are available at the Investor Relations section of our website (www.fsbbank.net). Since the Company’s initial public offering in October 2008, the Audit Committee has held five meetings, the Compensation Committee has held one meeting and the Nominating/Corporate Governance Committee has held one meeting.

Director	Audit Committee	Compensation Committee	Nominating/ Corporate Governance Committee
Charles E. Becht, Jr.		X	X*
Cecile A. Blau			X
Gerald Wayne Clapp, Jr.	X
John P. Lawson, Jr.
Robert E. Libs		X*
Michael F. Ludden	X	X	X
Larry W. Myers
Douglas A. York	X*

*	Denotes Chairperson

Audit Committee

The Audit Committee is responsible for providing oversight relating to our consolidated financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the Board. The Audit Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. The Company’s Board of Directors has designated Douglas A. York, CPA as an audit committee financial expert under the rules of the Securities and Exchange Commission.

Compensation Committee

The Compensation Committee approves the compensation objectives for the Company and the Bank, establishes the compensation for the Company’s and Bank’s senior management and conducts the performance review of the President and Chief Executive Officer. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Committee also assists the Board of Directors in evaluating potential candidates for executive positions.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee assists the Board of Directors in: (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending director nominees for each committee.

Minimum Qualifications for Director Nominees. The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include an age limitation and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.

If a candidate is deemed eligible for election to the Board of Directors, the Nominating/ Corporate Governance Committee will then evaluate the following criteria in selecting nominees:

•	contributions to the range of talent, skill and expertise of the Board of Directors;

•

financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of the shareholders of the Company and the best interests of the institution;

•	the ability to devote sufficient time and energy to the performance of his or her duties;

•	independence as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria; and

•	current equity holdings in the Company.

The Nominating/Corporate Governance Committee also will consider any other factors it deems relevant, including diversity, competition, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he or she serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating/Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating/Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by the Bank. The Nominating/Corporate Governance Committee will also consider director candidates recommended by shareholders according to the policy and procedures set forth below. The Nominating/Corporate Governance Committee has not previously used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Nominating/ Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Considerations of Recommendations by Shareholders. The policy of the Nominating/Corporate Governance Committee is to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating/Corporate Governance Committee’s resources, the Nominating/ Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders. To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the shareholder making the recommendation, the name and address of such shareholder as they appear on the Company’s books; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

During the fiscal year ended September 30, 2008, the Board of Directors of the Bank held 12 regular meetings and three special meetings, and the Board of the Directors of the Company held one regular meeting in connection with its organization. No director attended fewer than 75% of the total meetings of the Company’s or the Bank’s Board of Directors and the respective committees on which such director served during fiscal 2008.

Director Attendance at the Annual Meeting of Shareholders

The Board of Directors encourages each director to attend the Company’s annual meeting of shareholders. Due to the timing of the Company’s initial public stock offering on October 7, 2008, this will be the Company’s first annual meeting of shareholders.

Code of Ethics and Business Conduct

The Company has adopted a code of ethics and business conduct which applies to all of the Company’s and the Bank’s directors, officers and employees. A copy of the code of ethics and business conduct is available to stockholders on the Investor Relations portion of the Bank’s website at www.fsbbank.net.

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed pursuant to U.S. Auditing Standards No. 380 (The Auditor’s Communication With Those Charged With Governance), including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, express an opinion on the conformity of the Company’s consolidated financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s consolidated financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended

September 30, 2008 for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to shareholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2009.

Audit Committee of the Board of Directors of

First Savings Financial Group, Inc.

Douglas A. York, Chairman

Gerald W. Clapp, Jr.

Michael F. Ludden

DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as non-employee directors of First Savings Financial Group and First Savings Bank during the 2008 fiscal year.

	Fees Earned or Paid in Cash	All Other Compensation	Total
Charles E. Becht, Jr.	$14,375	$—	$14,375
Cecile A. Blau (1)	7,550	—	7,550
Gerald Wayne Clapp, Jr.	14,375	—	14,375
Robert E. Libs	14,375	—	14,375
Michael F. Ludden	18,875	—	18,875
Douglas A. York (1)	7,550	—	7,550

(1)	Appointed to the Board of Directors in March 2008.

Cash Retainer and Meeting Fees For Non-Employee Directors. The following table sets forth the applicable retainers and fees currently paid to our non-employee directors for their service on the Boards of Directors of First Savings Financial Group and First Savings Bank for their service.

Board of Directors of First Savings Bank
Fee per Board Meeting – Director	$950
Fee per Board Meeting – Chairman	$1,350
Board of Directors of First Savings Financial Group
Annual Retainer	$5,000
Fee per Committee Meeting	$200	($300 for Committee Chairman	)

Directors’ Deferred Compensation Agreements. First Savings Bank has entered into deferred compensation agreements with some of its non-employee directors. Under the agreements, each director may defer the receipt of meeting and other board fees to a future date; generally until a director’s normal retirement date of age 70. Under the agreements, First Savings Bank credits the deferred compensation amounts quarterly with interest at an annual rate equal to the prime rate for the immediately preceding calendar quarter plus 2%, but in no event at a rate in excess of 8%. Subject to certain elections available to each director, deferred compensation amounts are distributable over a period of 180 months typically commencing at normal retirement age or termination of service. Benefits also become distributable over a 180-month period following a director becoming disabled. If a director dies before the commencement of benefit payments or before the completion of all benefit payments, the benefit or remaining benefit, as the case may be, are distributed to the director’s beneficiary in a single lump sum.

STOCK OWNERSHIP

The following table provides information as of April 30, 2009 about the persons, other than directors and executive officers, known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding (1)
Stilwell Partners, L.P. Stilwell Associates, L.P. Stilwell Offshore Ltd. Stilwell Value LLC Stilwell Management LLC Joseph Stilwell 26 Broadway, 23rd Floor New York, New York 10004	246,521	(2)	9.7%

First Savings Bank, F.S.B. Employee Stock Ownership Plan 501 East Lewis & Clark Parkway Clarksville, Indiana 47129	203,363	(3)	8.0%

(1)	Based on 2,542,042 shares of the Company’s common stock outstanding and entitled to vote as of April 30, 2009.
(2)	Based exclusively on a Schedule 13D/A filed with the Securities and Exchange Commission on April 6, 2009.
(3)	As of April 30, 2009, 13,557 shares have been allocated to participants’ ESOP accounts.

The following table provides information about the shares of Company common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table and by all directors, nominees for director and executive officers of the Company as a group as of April 30, 2009. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown and none of the named individuals has pledged any of his or her shares.

Name	Number of Shares Owned		Percent of Common Stock Outstanding (1)
Directors:
Charles E. Becht, Jr.	20,000	(2)	*
Cecile A. Blau	4,500		*
Gerald Wayne Clapp, Jr.	30,000	(3)	1.18
Robert E. Libs	25,000	(4)	*
John P. Lawson, Jr.	10,704	(5)	*
Michael F. Ludden	30,000	(6)	1.18
Larry W. Myers	36,005	(7)	1.42
Douglas A. York	30,000	(8)	1.18

Executive Officers Who Are Not Directors:
Anthony A. Schoen	3,397	(9)	*

All Directors and Executive Officers as a Group (9) persons	189,606		7.46

First Savings Bank Profit Sharing/401(k) Plan	98,760	(10)	3.89%

*	Represents less than 1% of the Company’s outstanding shares.
(1)	Based on 2,542,042 shares of the Company’s common stock outstanding and entitled to vote as of April 30, 2009.
(2)	Includes 20,000 shares held in an individual retirement account
(3)	Includes 10,000 shares held by Mr. Clapp’s spouse.
(4)	Includes 20,000 shares held in an individual retirement account and 5,000 shares held in his spouse’s individual retirement account.
(5)	Includes 704 shares allocated under the ESOP.
(6)	Includes 10,000 shares held by Mr. Ludden’s spouse.
(7)	Includes 15,000 shares held in his spouse’s individual retirement account, 20,000 shares held under the First Savings Bank Profit Sharing/401(k) Plan and 1,005 shares allocated under the ESOP.
(8)	Includes 20,000 shares held by a limited liability company with which Mr. York is affiliated.
(9)	Includes 2,500 shares held under the First Savings Bank Profit Sharing/401(k) Plan and 397 shares allocated under the ESOP.
(10)	John P. Lawson, Jr. and Larry W. Myers are the co-trustees of the Company’s common stock held in the Company Stock Fund of the First Savings Bank Profit Sharing/401(k) Plan, over which they have sole voting and shared investment power.

ITEMS OF BUSINESS TO BE VOTED ON BY SHAREHOLDERS

Item 1 — Election of Directors

The Company’s Board of Directors consists of eight members. Pursuant to Indiana law, the eight members will be elected at the annual meeting to serve for a term of one, two or three years, and until their respective successors have been duly elected and qualified. The nominees to serve for a one-year term, and until their successors have been duly elected and qualified, are Cecile A. Blau, Douglas A. York and John P. Lawson, Jr. The nominees to serve for a two-year term, and until their respective successors have been duly elected and qualified, are Robert E. Libs, Michael F. Ludden and Larry W. Myers. The nominees to serve for a three-year term, and until their respective successors have been duly elected and qualified, are Charles E. Becht, Jr. and Gerald Wayne Clapp, Jr. All of the nominees are currently directors of the Company and the Bank. Following the election of directors at the annual meeting, the Board will be divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year.

Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of each of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, we know of no reason why any nominee might be unable to serve.

The Board of Directors recommends that shareholders vote “FOR” the election of all of the nominees.

Information regarding the nominees for election at the annual meeting is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of September 30, 2008. The starting year of service as director relates to service on the Board of Directors of First Savings Bank.

Board Nominees for Terms Ending in 2010

Cecile A. Blau serves as a Senior Judge for the State of Indiana. Ms. Blau served as a county judge in the State of Indiana until December 2008, when her term expired. Age 63. Director since 2008.

Douglas A. York is President of Rodefer Moss & Co, PLLC, a public accounting firm. Age 46. Director since 2008.

John P. Lawson, Jr. is the Chief Operations Officer of First Savings Bank and First Savings Financial Group. Mr. Lawson joined First Savings Bank in 1988. Previously, he served as Assistant Vice President, Vice President, Senior Vice President and Executive Vice President of First Savings Bank. Age 51. Director since 2006.

Board Nominees for Terms Ending in 2011

Robert E. Libs is owner and Chief Executive Officer of AML, Inc., a contractor. Age 67. Director since 1992.

Michael F. Ludden serves as Chairman of the Board of First Savings Financial Group and First Savings Bank. He is President and Chief Executive Officer of L. Thorn Company, Inc., a construction materials distribution company. Age 59. Director since 1992.

Larry W. Myers is the President and Chief Executive Officer of First Savings Bank and First Savings Financial Group. Mr. Myers joined First Savings Bank in 2005. Previously, he served as Chief Operations Officer of First Savings Bank. Before joining First Savings Bank, he served as an Area President of National City Bank in southern Indiana. Age 50. Director since 2005.

Board Nominees for Terms Ending in 2012

Charles E. Becht, Jr. is owner and President of Ward Forging Co., Inc., a steel fabrication company. Age 60. Director since 1995.

Gerald Wayne Clapp, Jr. is President of CLAPP Auto Group, an auto sales and service company. Age 59. Director since 1995.

Executive Officers Who are Not Directors

Below is information regarding our other executive officer who is not also a director. He has held his current position for at least the last five years, unless otherwise stated. Age presented is as of September 30, 2008.

Anthony A. Schoen is the Chief Financial Officer of First Savings Financial Group and First Savings Bank. Before assuming his current position, Mr. Schoen served as Assistant Controller of First Savings Bank. Before joining First Savings Bank, Mr. Schoen was a manager with Monroe Shine & Co., Inc. Age 31.

Item 2 — Ratification of the Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Monroe Shine & Co., Inc. to be the Company’s independent registered public accounting firm for the 2009 fiscal year, subject to ratification by shareholders. A representative of Monroe Shine & Co., Inc. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the shares cast at the annual meeting, the Audit Committee of the Board of Directors may consider other independent registered public accounting firms.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Monroe Shine & Co., Inc. as the Company’s independent registered public accounting firm for the 2009 fiscal year.

Audit Fees. The following table sets forth the fees billed to the Company and the Bank by Monroe Shine & Co., Inc. for the fiscal years ended September 30, 2008 and 2007:

	2008	2007
Audit fees (1)	$151,665	$37,705
Audit related fees (2)	16,560	34,310
Tax fees (3)	7,765	5,905
All other fees (4)	77,162	87,855

(1)	Includes fees for the audit of the consolidated financial statements and review of the interim financial information contained in the quarterly reports on Form 10-Q and other regulatory reporting. In addition, this category includes fees for services associated with SEC registration statements or other documents filed in connection with securities offerings including comfort letters, consents and assistance with the review of documents filed with the SEC.
(2)	Includes fees for attestation and related services traditionally performed by the auditor including attestation services not required by statute or regulation, consultations concerning financial accounting and reporting standards and due diligence related to mergers or acquisitions.
(3)	Includes fees for tax compliance services including preparation of original and amended federal and state income tax returns, preparation of personal property tax returns and tax payment and planning advice.
(4)	Other fees includes fees for information technology project management, process improvements and network management assistance for information technology systems not associated with the financial statements.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm. The Audit Committee has adopted a policy for approval of audit and permitted non-audit services by the Company’s independent registered public accounting firm. The Audit Committee will consider annually and approve the provision of audit services by the independent registered public accounting firm and, if appropriate, approve the provision of certain defined audit and non-audit services. The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements.

Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its independent registered public accounting firm.

During the fiscal year ended September 30, 2008, all of the audit related fees, tax fees and all other fees set forth above were approved by the Audit Committee.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following information is furnished for the principal executive officer of First Savings Financial Group or its subsidiaries and all other executive officers of First Savings Financial Group or its subsidiaries whose total compensation for the fiscal year ended September 30, 2008, exceeded $100,000.

Name and Principal Position	Year	Salary	Bonus	All Other Compensation (1)	Total
Larry W. Myers President & Chief Executive Officer	2008 2007	$174,100 173,200	$2,068 6,088	$9,886 6,594	$186,054 185,882

John P. Lawson, Jr. Chief Operations Officer	2008 2007	$121,800 101,800	$1,448 3,599	$6,000 4,139	$129,248 109,538

(1)	For fiscal 2008, consists of employer contributions to the First Savings Bank Profit Sharing/401(k) Plan.

Employment Agreements. The Company and the Bank have entered into employment agreements with Larry W. Myers and John P. Lawson, Jr. (each an “executive” and, collectively, the “executives”) effective October 7, 2008. The employment agreements each provide for three-year terms, subject to annual renewal by the Board of Directors for an additional year beyond the then-current expiration date. The current base salaries under the employment agreements are $185,200 and $128,800 for Messrs. Myers and Lawson, respectively. The agreements also provide for participation in employee benefit plans and programs maintained for the benefit of employees and senior management personnel, including incentive compensation, health and welfare benefits, retirement benefits and certain fringe benefits as described in the agreements. We also agree to pay all reasonable costs and legal fees of the executives in relation to the enforcement of the employment agreements, provided the executives succeed on the merits in a legal judgment, arbitration proceeding or settlement. The employment agreements also provide for indemnification of the executives to the fullest extent legally permissible. See “Potential Post-Termination Benefits” for a discussion of the benefits and payments the executives may receive upon termination of employment.

Nonqualified Deferred Compensation

Supplemental Executive Retirement Plan. We maintain a supplemental executive retirement plan that provides for supplemental retirement benefits with respect to our employee stock ownership plan. The plan generally provides participating executives with benefits otherwise limited by other provisions of the Internal Revenue Code. Specifically, the plan provides benefits to eligible individuals (those designated by our Board of Directors) that cannot be provided under the employee stock ownership plan as a result of the limitations imposed by the Internal Revenue Code, but that would have been provided under the employee stock ownership plan but for such limitations – referred to as “supplemental ESOP benefits.” In addition to providing for benefits lost as a result of limitations imposed by the Internal Revenue Code, the plan also provides supplemental benefits to designated individuals upon a change of control before the complete scheduled repayment of the employee stock ownership plan loan. Messrs. Myers and Lawson participate in the plan. The Board of Directors may also designate other officers as participants in future years. See “Potential Post-Termination Benefits” for a discussion of the change in control benefits and supplemental ESOP benefits provided under the supplemental executive retirement plan.

Potential Post-Termination Benefits

Payments Made Upon Termination for Cause or Voluntary Termination Without Good Reason. If the Bank or the Company terminates the employment of Larry W. Myers or John P. Lawson, Jr. (collectively referred to in this section on Post-Termination Benefits as the “executives” and individually referred to as an “executive”) for cause, or the executive terminates employment without good reason, under the terms of the employment agreements, the executive would receive his base salary through the date of his termination of employment and retain the rights to any vested benefits subject to the terms of any applicable plan or agreement under which those benefits are provided. Upon termination of employment, each executive will be required to adhere to a one-year non-competition provision. In addition, all vested supplemental ESOP benefits credited under the supplemental executive retirement plan will be distributed to the executives in a lump sum as soon as practicable following the termination of employment.

Payments Made Upon Voluntary Termination With Good Reason and Termination Without Cause. If the Bank or the Company terminates the executive for reasons other than cause, or if the executive resigns after the occurrence of specified circumstances that constitute constructive termination, the executive will continue to receive his base salary for the remaining unexpired term of the agreement. In addition, we will continue or cause to be continued the executive’s medical benefits until the earlier of the executive’s employment with another employer, attainment of age 65, his death or the end of the remaining term of his employment agreement. Upon termination of employment, each executive will be required to adhere to a one-year non-competition provision. In addition, all vested supplemental ESOP benefits credited under the supplemental executive retirement plan will be distributed to the executives in a lump sum as soon as practicable following the termination of employment.

Payments Made Upon Disability. Under the executives’ employment agreements, if we terminate an executive due to disability, we will continue to pay the executive’s base salary, benefits (other than bonus) and perquisites during the period of incapacity leading up to the date of termination until the executive becomes eligible for benefits under our disability plan. Upon termination of employment, each executive will be required to adhere to a one-year non-competition provision. In addition, all vested supplemental ESOP benefits credited under the supplemental executive retirement plan will be distributed to the executives in a lump sum as soon as practicable following disability.

Payments Made Upon Death. Under the executives’ employment agreements, following an executive’s death, the executive’s estate is entitled to receive the compensation due to the executive through the end of the month in which his death occurs. In addition, all vested supplemental ESOP benefits credited under the supplemental executive retirement plan will be distributed to the executives’ beneficiaries in a lump sum as soon as practicable following death.

Payments Made Upon a Change in Control. Under each of the employment agreements, if, in connection with or following a change in control (as described in the agreements), we, or our successor, terminate the executive without cause or if the executive terminates employment voluntarily under certain circumstances specified in the agreement, the executive will receive a severance payment equal to three times his average annual taxable compensation for the five preceding taxable years. In addition, we will continue or cause to be continued the executive’s medical benefits until the earlier of the executive’s employment with another employer, attainment of age 65, his death or the end of the remaining term of his employment agreement. The executives are not subject to any non-competition provisions following their termination of employment in connection with a change in control.

Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and we would not be entitled to deduct any amount or the base amount. For purposes of Section 280G, an individual’s “base amount” generally equals his average annual taxable compensation for the five taxable years preceding the year in which the change in control occurs. The agreements provide for the reduction of change in control payments to the executives to the extent necessary to ensure that they will not receive “excess parachute payments”, which otherwise would result in the imposition of an excise tax and loss of the tax deduction.

Under the terms of the employee stock ownership plan, upon a change in control (as defined in the plan), the plan trustee will repay in full any outstanding stock acquisition loan. After repayment of the acquisition loan, all remaining shares of the Company’s common stock held in the loan suspense account, all other stock or securities, and any cash proceeds from the sale or other disposition of any shares of stock held in the loan suspense account will be allocated among the accounts of all participants in the plan who were employed by the Bank on the date immediately preceding the effective date of the change in control. The allocations of shares or cash proceeds shall be credited to each eligible participant in proportion to the opening balances in their accounts as of the first day of the valuation period in which the change in control occurred. Payments under the employee stock ownership plan are not categorized as parachute payments and, therefore, do not count towards each executive’s Section 280G limit.

Upon a change of control before the complete scheduled repayment of the employee stock ownership plan loan, the supplemental executive retirement plan provides certain designated individuals under the plan with a benefit equal to what the individual would have received under the employee stock ownership plan had he or she remained employed throughout the term of the employee stock ownership plan loan less the benefits actually provided under the employee stock ownership on behalf of such individual. An individual’s benefit under the supplemental executive retirement plan generally becomes payable upon the participant’s separation from service.

OTHER INFORMATION RELATING TO

DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These individuals are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in the Company’s common stock during the fiscal year ended September 30, 2008.

Transactions with Related Persons

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits First Savings Financial Group from lending to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans made by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank, therefore, is prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. The Bank does not sponsor such a program.

According to the Company’s Audit Committee Charter, the Audit Committee periodically reviews, no less frequently than quarterly, a summary of the Company’s transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other related person transactions, for the purpose of recommending to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy and should be ratified and approved. Also, in accordance with banking regulations and Company policy, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or potential conflicts of interest to the President and Chief Executive Officer of the Company. Such potential conflicts of interest include, but are not limited to, the following: (1) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (2) the ownership of more than 1% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

The aggregate outstanding balance of loans extended by the Bank to its executive officers, employees and directors and related parties was $3.6 million at September 30, 2008. These loans were performing according to their original terms at September 30, 2008. In addition, these loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to First Savings Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features when made.

Other Transactions. Since October 1, 2007, there have been no transactions and there are no currently proposed transactions in which the Company or the Bank were or are to be a participant and the amount involved exceeds $120,000, and in which any of the Company’s executive officers and directors had or will have a direct or indirect material interest.

SUBMISSION OF BUSINESS PROPOSALS AND SHAREHOLDER NOMINATIONS

The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than January 19, 2010. If next year’s annual meeting is held on a date that is more than 30 calendar days from June 24, 2010, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nomination and/or proposals to the Company’s Secretary not less than 60 days nor more than 90 days before the date of the annual meeting. However, if less than 71 days’ notice or prior public disclosure of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders or public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

SHAREHOLDER COMMUNICATIONS

The Company encourages shareholder communications to the Board of Directors and/or individual directors. All communications from shareholders should be addressed to First Savings Financial Group, Inc., 501 East Lewis & Clark Parkway, Clarksville, Indiana 47129. Communications to the Board of Directors should be sent to the attention of M. Sue Johnson, Corporate Secretary. Communications to individual directors should be sent to such director at the Company’s address. Shareholders who wish to communicate with a committee of the Board of Directors should send their communications to the attention of the Chairman of the particular committee, with a copy to Charles E. Becht, Jr., the Chairman of the Nominating/Corporate Governance Committee. It is in the discretion of the Nominating/Corporate Governance Committee as to whether a communication sent to the full Board should be brought before the full Board.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

The Company’s Annual Report on Form 10-K has been included with this proxy statement. Any shareholder who has not received a copy of the Annual Report on Form 10-K may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

By Order of the Board of Directors,

M. Sue Johnson
Corporate Secretary

Clarksville, Indiana

May 19, 2009

PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF SHAREHOLDERS JUNE 24, 2009 — 2:00 P.M., LOCAL TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee of First Savings Financial Group, Inc. (the “Company”), consisting of Robert E. Libs, Gerald Wayne Clapp, Jr. and Charles E. Becht, Jr. or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders to be held on June 24, 2009 at 2:00 p.m., local time, at the Sheraton Riverside Hotel, 700 West Riverside Drive, Jeffersonville, Indiana, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

REVOCABLE PROXY

FIRST SAVINGS FINANCIAL GROUP, INC.

With- For All

For hold Except

1. The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Cecile A. Blau Robert E. Libs Charles E. Becht, Jr. Douglas A. York Michael F. Ludden Gerald Wayne Clapp, Jr. John P. Lawson, Jr. Larry W. Myers

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

For Against Abstain

2. The ratification of the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm of First Savings Financial Group, Inc. for the fiscal year ending September 30, 2009.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

This proxy will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

Please be sure to date and sign Date this proxy card in the box below.

Sign above

Detach above card, sign, date and mail in postage paid envelope provided.

FIRST SAVINGS FINANCIAL GROUP, INC.

PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

The above signed acknowledges receipt from First Savings Financial Group, Inc., before the execution of this proxy, of a Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting and an Annual Report to Shareholders.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

IMPORTANT NOTICE: PROXY MATERIALS FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE

24, 2009 ARE AVAILABLE ONLINE AT: http://www.cfpproxy.com/6554

6554

Dear ESOP Participant:

On behalf of the Board of Directors of First Savings Financial Group, Inc. (the “Company”), I am forwarding you the enclosed blue vote authorization form to convey your voting instructions to First Bankers Trust Services, Inc. (the “Trustee”) on the proposals to be presented at the Annual Meeting of Shareholders of First Savings Financial Group, Inc. to be held on June 24, 2009. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Shareholders and a copy of the Company’s Annual Report to Shareholders.

As a participant in the First Savings Bank, F.S.B. Employee Stock Ownership Plan (the “ESOP”), you are entitled to vote all shares of Company common stock allocated to your account as of April 30, 2009, the record date for the Annual Meeting. All allocated shares of the Company’s common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee by June 17, 2009. If you do not direct the Trustee how to vote the shares of the Company’s common stock allocated to your ESOP account, the Trustee will vote your shares in the same proportion as shares for which the Trustee has received voting instructions from other participants, subject to its fiduciary duties.

Please complete, sign and return the enclosed blue vote authorization form in the postage-paid envelope provided. Your vote will not be revealed, directly or indirectly, to any employee or director of First Savings Financial Group or First Savings Bank, F.S.B.

If you participate in several employer-sponsored stock based benefit plans you will receive multiple vote authorization forms. Please submit all the vote authorization forms you receive.

Sincerely,

Larry W. Myers
President and Chief Executive Officer

VOTE AUTHORIZATION FORM

I understand that First Bankers Trust Services, Inc. (the “Trustee”), is the holder of record and trustee of all shares of First Savings Financial Group, Inc. (the “Company”) common stock under the First Savings Bank, F.S.B. Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Shareholders to be held on June 24, 2009.

You are authorized to vote my shares as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Cecile A. Blau	Robert E. Libs	Charles E. Becht, Jr.
Douglas A. York	Michael F. Ludden	Gerald Wayne Clapp, Jr.
John P. Lawson, Jr.	Larry W. Myers

FOR ALL
FOR	WITHHOLD	EXCEPT

☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line(s) provided below.

2.	The ratification of the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm of First Savings Financial Group, Inc. for the fiscal year ending September 30, 2009.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES AND THE OTHER LISTED PROPOSAL.

The ESOP Trustee is hereby authorized to vote all shares of Company common stock allocated to me in its trust capacity as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than June 17, 2009.

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of First Savings Financial Group, Inc. (the “Company”), I am forwarding you the enclosed green vote authorization form to convey your voting instructions to Larry W. Myers and John P. Lawson, Jr., the trustees (collectively the “Trustees”) of the First Savings Financial Group Stock Fund (the “Stock Fund”) of the First Savings Bank Profit Sharing/401(k) Plan (the “401(k) Plan”), on the proposals to be presented at the Annual Meeting of Shareholders of First Savings Financial Group, Inc. to be held on June 24, 2009. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Shareholders and a copy of the Company’s Annual Report to Shareholders.

As a holder of First Savings Financial Group, Inc.’s common stock through the Stock Fund, you are entitled to direct the Trustees how to vote the shares of common stock credited to your account as of April 30, 2009, the record date for the Annual Meeting. If the Trustees do not receive your instructions by June 17, 2009, the Trustees will vote your shares in the same proportion as shares for which the trustees have received voting instructions from other 401(k) Plan participants.

Please complete, sign and return the enclosed green vote authorization form in the postage-paid envelope provided. Your vote will not be revealed, directly or indirectly, to any employee or director of First Savings Financial Group or First Savings Bank, F.S.B.

If you participate in several employer-sponsored stock based benefit plans you will receive multiple voting instruction cards. Please submit all the voting instruction cards you receive.

Sincerely,

Larry W. Myers
President and Chief Executive Officer

VOTE AUTHORIZATION FORM

I understand that Larry W. Myers and John P. Lawson, Jr. (the “Trustees”) are the holders of record and trustees of all shares of First Savings Financial Group, Inc. (the “Company”) common stock credited to me under the First Saving Bank Profit Sharing/401(k) Plan (the “401(k) Plan”). I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Shareholders to be held on June 24, 2009.

You are authorized to vote my shares as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Cecile A. Blau	Robert E. Libs	Charles E. Becht, Jr.
Douglas A. York	Michael F. Ludden	Gerald Wayne Clapp, Jr.
John P. Lawson, Jr.	Larry W. Myers

FOR ALL
FOR	WITHHOLD	EXCEPT

☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line(s) provided below.

2.	The ratification of the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm of First Savings Financial Group, Inc. for the fiscal year ending September 30, 2009.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES AND THE OTHER LISTED PROPOSAL.

The Trustee is hereby authorized to vote the shares credited to me in its trust capacity as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than June 17, 2009.